# PROMISSORY NOTE

## Trebor Industries, Inc. to 940 Associates, Inc.

## January 1, 2007

For value received, the undersigned Trebor Industries, Inc. d/b/a Brownie's Third Lung (the "Borrower"), with an address at 940 NW 1st Street, Fort Lauderdale, Florida 33311, promises to pay to the order of 940 Associates, Inc., (the "Lender"), with an address at 940 NW 1st Street, Fort Lauderdale, Florida 33311, the sum of $203,221.76 with interest beginning the 1th day February 2007 at a rate of 10.00% per year.

The unpaid principal and accrued interest shall be payable in monthly installments of $2,861.10 beginning the 1st of February 2007 on the 1st and continuing until January 1st 2016 ("Due Date"). The payments on this Note shall be applied to principal and interest as reflected on the amortization schedule attached. Additional payments to the principal may be made at the discretion of Borrower without penalty and will result in a reduction of interest on all subsequent payments. Borrower reserves the right to prepay this Note in whole or in part without penalty.

This Note is not assignable by Lender to any other party without the express written consent of Borrower.

Borrower pledges to Lender a security interest in and to the assets of Borrower until such time as the obligations under this Note have been met.

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of Lender. Further, if Borrower fails to meet this demand, Lender may take possession of and/or cause the sale of assets sufficient to meet the obligations under this note.

Should any of the following events occur, this Note shall become due immediately without demand or notice:

1. The failure of Borrower to pay the principal and accrued interest in full on or before the Due Date;
2. the filing of bankruptcy proceeding involving Borrower as a debtor;
3. the application for the appointment of a receiver for Borrower;
4. the making of a general assignment for the benefit of Borrower's creditors;
5. the insolvency of Borrower;
6. a misrepresentation by Borrower to Lender for the purpose of obtaining or extending credit.

If any one or more of the provision of the Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

________ RMC for TII

All payments of principal and interest on this Note shall be paid in United States dollars.

No renewal or extension of this Note, delay in enforcing any right of Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligation of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

The Borrower waives protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers.

The Borrower further agrees to pay all costs of collection, including a reasonable attorney's fee in case the principal of this note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought nor not.

Any late payments/ interest payments shall bear interest at the rate of twelve (12%) percent, per annum from maturity until paid.

This Note shall be construed in accordance with the laws of the State of Florida, United States of America.

This note supersedes and replaces the promissory note dated March 7, 2005, a copy of which is attached hereto.

Effective and made this 1st day of January, 2007

Borrower:

Trebor Industries, Inc.

____________________________
By : Robert M. Carmichael
President

Attest: ________________________
Secretary

(Corporate Seal)

# Mortgage Loan Payments

| Enter Values | |
|---|---|
| Loan Amount | $ 203,221.76 |
| Annual Interest Rate | 10.00 % |
| Loan Period in Years | 9 |
| Number of Payments Per Year | 12 |
| Start Date of Loan | 1/1/2007 |
| Optional Extra Payments | $ - |

| Loan Summary | |
|---|---|
| Scheduled Payment | $ 2,540.52 |
| Scheduled Number of Payments | 108 |
| Actual Number of Payments | 108 |
| Total Early Payments | $ - |
| Total Interest | $ 133,040.08 |

**Lender Name:** 940 loan

| Pmt No. | Payment Date | Beginning Balance | Scheduled Payment | Extra Payment | Total Payment | Principal | Interest | Ending Balance | Cumulative Interest |
|---|---|---|---|---|---|---|---|---|---|
| 1 | 2/1/2007 | $ 203,221.76 | $ 2,540.52 | $ - | $ 2,540.52 | $ 847.01 | $ 1,693.51 | $ 202,374.75 | $ 1,693.51 |
| 2 | 3/1/2007 | 202,374.75 | 2,540.52 | - | 2,540.52 | 854.06 | 1,686.46 | 201,520.69 | 3,379.97 |
| 3 | 4/1/2007 | 201,520.69 | 2,540.52 | - | 2,540.52 | 861.18 | 1,679.34 | 200,659.51 | 5,059.31 |
| 4 | 5/1/2007 | 200,659.51 | 2,540.52 | - | 2,540.52 | 868.36 | 1,672.16 | 199,791.15 | 6,731.47 |
| 5 | 6/1/2007 | 199,791.15 | 2,540.52 | - | 2,540.52 | 875.59 | 1,664.93 | 198,915.56 | 8,396.40 |
| 6 | 7/1/2007 | 198,915.56 | 2,540.52 | - | 2,540.52 | 882.89 | 1,657.63 | 198,032.67 | 10,054.03 |
| 7 | 8/1/2007 | 198,032.67 | 2,540.52 | - | 2,540.52 | 890.25 | 1,650.27 | 197,142.42 | 11,704.30 |
| 8 | 9/1/2007 | 197,142.42 | 2,540.52 | - | 2,540.52 | 897.67 | 1,642.85 | 196,244.75 | 13,347.15 |
| 9 | 10/1/2007 | 196,244.75 | 2,540.52 | - | 2,540.52 | 905.15 | 1,635.37 | 195,339.61 | 14,982.53 |
| 10 | 11/1/2007 | 195,339.61 | 2,540.52 | - | 2,540.52 | 912.69 | 1,627.83 | 194,426.92 | 16,610.36 |
| 11 | 12/1/2007 | 194,426.92 | 2,540.52 | - | 2,540.52 | 920.30 | 1,620.22 | 193,506.62 | 18,230.58 |
| 12 | 1/1/2008 | 193,506.62 | 2,540.52 | - | 2,540.52 | 927.96 | 1,612.56 | 192,578.66 | 19,843.14 |
| 13 | 2/1/2008 | 192,578.66 | 2,540.52 | - | 2,540.52 | 935.70 | 1,604.82 | 191,642.96 | 21,447.96 |
| 14 | 3/1/2008 | 191,642.96 | 2,540.52 | - | 2,540.52 | 943.50 | 1,597.02 | 190,699.46 | 23,044.98 |
| 15 | 4/1/2008 | 190,699.46 | 2,540.52 | - | 2,540.52 | 951.36 | 1,589.16 | 189,748.11 | 24,634.15 |
| 16 | 5/1/2008 | 189,748.11 | 2,540.52 | - | 2,540.52 | 959.29 | 1,581.23 | 188,788.82 | 26,215.38 |
| 17 | 6/1/2008 | 188,788.82 | 2,540.52 | - | 2,540.52 | 967.28 | 1,573.24 | 187,821.54 | 27,788.62 |
| 18 | 7/1/2008 | 187,821.54 | 2,540.52 | - | 2,540.52 | 975.34 | 1,565.18 | 186,846.20 | 29,353.80 |
| 19 | 8/1/2008 | 186,846.20 | 2,540.52 | - | 2,540.52 | 983.47 | 1,557.05 | 185,862.73 | 30,910.85 |
| 20 | 9/1/2008 | 185,862.73 | 2,540.52 | - | 2,540.52 | 991.66 | 1,548.86 | 184,871.07 | 32,459.71 |
| 21 | 10/1/2008 | 184,871.07 | 2,540.52 | - | 2,540.52 | 999.93 | 1,540.59 | 183,871.14 | 34,000.30 |
| 22 | 11/1/2008 | 183,871.14 | 2,540.52 | - | 2,540.52 | 1,008.26 | 1,532.26 | 182,862.88 | 35,532.56 |
| 23 | 12/1/2008 | 182,862.88 | 2,540.52 | - | 2,540.52 | 1,016.66 | 1,523.86 | 181,846.22 | 37,056.42 |
| 24 | 1/1/2009 | 181,846.22 | 2,540.52 | - | 2,540.52 | 1,025.13 | 1,515.39 | 180,821.08 | 38,571.80 |
| 25 | 2/1/2009 | 180,821.08 | 2,540.52 | - | 2,540.52 | 1,033.68 | 1,506.84 | 179,787.40 | 40,078.64 |
| 26 | 3/1/2009 | 179,787.40 | 2,540.52 | - | 2,540.52 | 1,042.29 | 1,498.23 | 178,745.11 | 41,576.87 |
| 27 | 4/1/2009 | 178,745.11 | 2,540.52 | - | 2,540.52 | 1,050.98 | 1,489.54 | 177,694.13 | 43,066.41 |
| 28 | 5/1/2009 | 177,694.13 | 2,540.52 | - | 2,540.52 | 1,059.74 | 1,480.78 | 176,634.40 | 44,547.20 |
| 29 | 6/1/2009 | 176,634.40 | 2,540.52 | - | 2,540.52 | 1,068.57 | 1,471.95 | 175,565.83 | 46,019.15 |
| 30 | 7/1/2009 | 175,565.83 | 2,540.52 | - | 2,540.52 | 1,077.47 | 1,463.05 | 174,488.36 | 47,482.20 |
| 31 | 8/1/2009 | 174,488.36 | 2,540.52 | - | 2,540.52 | 1,086.45 | 1,454.07 | 173,401.91 | 48,936.27 |
| 32 | 9/1/2009 | 173,401.91 | 2,540.52 | - | 2,540.52 | 1,095.50 | 1,445.02 | 172,306.41 | 50,381.29 |
| 33 | 10/1/2009 | 172,306.41 | 2,540.52 | - | 2,540.52 | 1,104.63 | 1,435.89 | 171,201.77 | 51,817.17 |
| 34 | 11/1/2009 | 171,201.77 | 2,540.52 | - | 2,540.52 | 1,113.84 | 1,426.68 | 170,087.94 | 53,243.86 |
| 35 | 12/1/2009 | 170,087.94 | 2,540.52 | - | 2,540.52 | 1,123.12 | 1,417.40 | 168,964.81 | 54,661.25 |
| 36 | 1/1/2010 | 168,964.81 | 2,540.52 | - | 2,540.52 | 1,132.48 | 1,408.04 | 167,832.33 | 56,069.29 |
| 37 | 2/1/2010 | 167,832.33 | 2,540.52 | - | 2,540.52 | 1,141.92 | 1,398.60 | 166,690.42 | 57,467.90 |
| 38 | 3/1/2010 | 166,690.42 | 2,540.52 | - | 2,540.52 | 1,151.43 | 1,389.09 | 165,538.98 | 58,856.98 |
| 39 | 4/1/2010 | 165,538.98 | 2,540.52 | - | 2,540.52 | 1,161.03 | 1,379.49 | 164,377.96 | 60,236.48 |
| 40 | 5/1/2010 | 164,377.96 | 2,540.52 | - | 2,540.52 | 1,170.70 | 1,369.82 | 163,207.25 | 61,606.29 |
| 41 | 6/1/2010 | 163,207.25 | 2,540.52 | - | 2,540.52 | 1,180.46 | 1,360.06 | 162,026.79 | 62,966.35 |
| 42 | 7/1/2010 | 162,026.79 | 2,540.52 | - | 2,540.52 | 1,190.30 | 1,350.22 | 160,836.50 | 64,316.58 |
| 43 | 8/1/2010 | 160,836.50 | 2,540.52 | - | 2,540.52 | 1,200.22 | 1,340.30 | 159,636.28 | 65,656.88 |
| 44 | 9/1/2010 | 159,636.28 | 2,540.52 | - | 2,540.52 | 1,210.22 | 1,330.30 | 158,426.06 | 66,987.18 |
| 45 | 10/1/2010 | 158,426.06 | 2,540.52 | - | 2,540.52 | 1,220.30 | 1,320.22 | 157,205.76 | 68,307.40 |
| 46 | 11/1/2010 | 157,205.76 | 2,540.52 | - | 2,540.52 | 1,230.47 | 1,310.05 | 155,975.29 | 69,617.45 |
| 47 | 12/1/2010 | 155,975.29 | 2,540.52 | - | 2,540.52 | 1,240.73 | 1,299.79 | 154,734.56 | 70,917.24 |
| 48 | 1/1/2011 | 154,734.56 | 2,540.52 | - | 2,540.52 | 1,251.07 | 1,289.45 | 153,483.50 | 72,206.70 |
| 49 | 2/1/2011 | 153,483.50 | 2,540.52 | - | 2,540.52 | 1,261.49 | 1,279.03 | 152,222.01 | 73,485.73 |
| 50 | 3/1/2011 | 152,222.01 | 2,540.52 | - | 2,540.52 | 1,272.00 | 1,268.52 | 150,950.00 | 74,754.24 |
| 51 | 4/1/2011 | 150,950.00 | 2,540.52 | - | 2,540.52 | 1,282.60 | 1,257.92 | 149,667.40 | 76,012.16 |
| 52 | 5/1/2011 | 149,667.40 | 2,540.52 | - | 2,540.52 | 1,293.29 | 1,247.23 | 148,374.11 | 77,259.39 |
| 53 | 6/1/2011 | 148,374.11 | 2,540.52 | - | 2,540.52 | 1,304.07 | 1,236.45 | 147,070.04 | 78,495.84 |
| 54 | 7/1/2011 | 147,070.04 | 2,540.52 | - | 2,540.52 | 1,314.94 | 1,225.58 | 145,755.10 | 79,721.42 |
| 55 | 8/1/2011 | 145,755.10 | 2,540.52 | - | 2,540.52 | 1,325.89 | 1,214.63 | 144,429.21 | 80,936.05 |
| 56 | 9/1/2011 | 144,429.21 | 2,540.52 | - | 2,540.52 | 1,336.94 | 1,203.58 | 143,092.26 | 82,139.62 |
| 57 | 10/1/2011 | 143,092.26 | 2,540.52 | - | 2,540.52 | 1,348.08 | 1,192.44 | 141,744.18 | 83,332.06 |
| 58 | 11/1/2011 | 141,744.18 | 2,540.52 | - | 2,540.52 | 1,359.32 | 1,181.20 | 140,384.86 | 84,513.26 |
| 59 | 12/1/2011 | 140,384.86 | 2,540.52 | - | 2,540.52 | 1,370.65 | 1,169.87 | 139,014.22 | 85,683.14 |
| 60 | 1/1/2012 | 139,014.22 | 2,540.52 | - | 2,540.52 | 1,382.07 | 1,158.45 | 137,632.15 | 86,841.59 |
| 61 | 2/1/2012 | 137,632.15 | 2,540.52 | - | 2,540.52 | 1,393.59 | 1,146.93 | 136,238.56 | 87,988.52 |
| 62 | 3/1/2012 | 136,238.56 | 2,540.52 | - | 2,540.52 | 1,405.20 | 1,135.32 | 134,833.36 | 89,123.84 |

| Pmt No. | Payment Date | Beginning Balance | Scheduled Payment | Extra Payment | Total Payment | Principal | Interest | Ending Balance | Cumulative Interest |
|---|---|---|---|---|---|---|---|---|---|
| 63 | 4/1/2012 | 134,833.36 | 2,540.52 | - | 2,540.52 | 1,416.91 | 1,123.61 | 133,416.45 | 90,247.45 |
| 64 | 5/1/2012 | 133,416.45 | 2,540.52 | - | 2,540.52 | 1,428.72 | 1,111.80 | 131,987.74 | 91,359.26 |
| 65 | 6/1/2012 | 131,987.74 | 2,540.52 | - | 2,540.52 | 1,440.62 | 1,099.90 | 130,547.12 | 92,459.16 |
| 66 | 7/1/2012 | 130,547.12 | 2,540.52 | - | 2,540.52 | 1,452.63 | 1,087.89 | 129,094.49 | 93,547.05 |
| 67 | 8/1/2012 | 129,094.49 | 2,540.52 | - | 2,540.52 | 1,464.73 | 1,075.79 | 127,629.76 | 94,622.84 |
| 68 | 9/1/2012 | 127,629.76 | 2,540.52 | - | 2,540.52 | 1,476.94 | 1,063.58 | 126,152.82 | 95,686.42 |
| 69 | 10/1/2012 | 126,152.82 | 2,540.52 | - | 2,540.52 | 1,489.25 | 1,051.27 | 124,663.57 | 96,737.69 |
| 70 | 11/1/2012 | 124,663.57 | 2,540.52 | - | 2,540.52 | 1,501.66 | 1,038.86 | 123,161.91 | 97,776.55 |
| 71 | 12/1/2012 | 123,161.91 | 2,540.52 | - | 2,540.52 | 1,514.17 | 1,026.35 | 121,647.74 | 98,802.90 |
| 72 | 1/1/2013 | 121,647.74 | 2,540.52 | - | 2,540.52 | 1,526.79 | 1,013.73 | 120,120.95 | 99,816.63 |
| 73 | 2/1/2013 | 120,120.95 | 2,540.52 | - | 2,540.52 | 1,539.51 | 1,001.01 | 118,581.44 | 100,817.64 |
| 74 | 3/1/2013 | 118,581.44 | 2,540.52 | - | 2,540.52 | 1,552.34 | 988.18 | 117,029.10 | 101,805.82 |
| 75 | 4/1/2013 | 117,029.10 | 2,540.52 | - | 2,540.52 | 1,565.28 | 975.24 | 115,463.82 | 102,781.06 |
| 76 | 5/1/2013 | 115,463.82 | 2,540.52 | - | 2,540.52 | 1,578.32 | 962.20 | 113,885.50 | 103,743.26 |
| 77 | 6/1/2013 | 113,885.50 | 2,540.52 | - | 2,540.52 | 1,591.47 | 949.05 | 112,294.03 | 104,692.31 |
| 78 | 7/1/2013 | 112,294.03 | 2,540.52 | - | 2,540.52 | 1,604.74 | 935.78 | 110,689.29 | 105,628.09 |
| 79 | 8/1/2013 | 110,689.29 | 2,540.52 | - | 2,540.52 | 1,618.11 | 922.41 | 109,071.18 | 106,550.50 |
| 80 | 9/1/2013 | 109,071.18 | 2,540.52 | - | 2,540.52 | 1,631.59 | 908.93 | 107,439.59 | 107,459.43 |
| 81 | 10/1/2013 | 107,439.59 | 2,540.52 | - | 2,540.52 | 1,645.19 | 895.33 | 105,794.40 | 108,354.76 |
| 82 | 11/1/2013 | 105,794.40 | 2,540.52 | - | 2,540.52 | 1,658.90 | 881.62 | 104,135.50 | 109,236.38 |
| 83 | 12/1/2013 | 104,135.50 | 2,540.52 | - | 2,540.52 | 1,672.72 | 867.80 | 102,462.77 | 110,104.17 |
| 84 | 1/1/2014 | 102,462.77 | 2,540.52 | - | 2,540.52 | 1,686.66 | 853.86 | 100,776.11 | 110,958.03 |
| 85 | 2/1/2014 | 100,776.11 | 2,540.52 | - | 2,540.52 | 1,700.72 | 839.80 | 99,075.39 | 111,797.83 |
| 86 | 3/1/2014 | 99,075.39 | 2,540.52 | - | 2,540.52 | 1,714.89 | 825.63 | 97,360.50 | 112,623.46 |
| 87 | 4/1/2014 | 97,360.50 | 2,540.52 | - | 2,540.52 | 1,729.18 | 811.34 | 95,631.32 | 113,434.80 |
| 88 | 5/1/2014 | 95,631.32 | 2,540.52 | - | 2,540.52 | 1,743.59 | 796.93 | 93,887.72 | 114,231.72 |
| 89 | 6/1/2014 | 93,887.72 | 2,540.52 | - | 2,540.52 | 1,758.12 | 782.40 | 92,129.60 | 115,014.12 |
| 90 | 7/1/2014 | 92,129.60 | 2,540.52 | - | 2,540.52 | 1,772.77 | 767.75 | 90,356.83 | 115,781.87 |
| 91 | 8/1/2014 | 90,356.83 | 2,540.52 | - | 2,540.52 | 1,787.55 | 752.97 | 88,569.28 | 116,534.84 |
| 92 | 9/1/2014 | 88,569.28 | 2,540.52 | - | 2,540.52 | 1,802.44 | 738.08 | 86,766.84 | 117,272.92 |
| 93 | 10/1/2014 | 86,766.84 | 2,540.52 | - | 2,540.52 | 1,817.46 | 723.06 | 84,949.38 | 117,995.98 |
| 94 | 11/1/2014 | 84,949.38 | 2,540.52 | - | 2,540.52 | 1,832.61 | 707.91 | 83,116.77 | 118,703.89 |
| 95 | 12/1/2014 | 83,116.77 | 2,540.52 | - | 2,540.52 | 1,847.88 | 692.64 | 81,268.89 | 119,396.53 |
| 96 | 1/1/2015 | 81,268.89 | 2,540.52 | - | 2,540.52 | 1,863.28 | 677.24 | 79,405.61 | 120,073.77 |
| 97 | 2/1/2015 | 79,405.61 | 2,540.52 | - | 2,540.52 | 1,878.81 | 661.71 | 77,526.80 | 120,735.48 |
| 98 | 3/1/2015 | 77,526.80 | 2,540.52 | - | 2,540.52 | 1,894.46 | 646.06 | 75,632.34 | 121,381.54 |
| 99 | 4/1/2015 | 75,632.34 | 2,540.52 | - | 2,540.52 | 1,910.25 | 630.27 | 73,722.09 | 122,011.81 |
| 100 | 5/1/2015 | 73,722.09 | 2,540.52 | - | 2,540.52 | 1,926.17 | 614.35 | 71,795.92 | 122,626.16 |
| 101 | 6/1/2015 | 71,795.92 | 2,540.52 | - | 2,540.52 | 1,942.22 | 598.30 | 69,853.70 | 123,224.46 |
| 102 | 7/1/2015 | 69,853.70 | 2,540.52 | - | 2,540.52 | 1,958.41 | 582.11 | 67,895.29 | 123,806.57 |
| 103 | 8/1/2015 | 67,895.29 | 2,540.52 | - | 2,540.52 | 1,974.73 | 565.79 | 65,920.57 | 124,372.37 |
| 104 | 9/1/2015 | 65,920.57 | 2,540.52 | - | 2,540.52 | 1,991.18 | 549.34 | 63,929.39 | 124,921.71 |
| 105 | 10/1/2015 | 63,929.39 | 2,540.52 | - | 2,540.52 | 2,007.78 | 532.74 | 61,921.61 | 125,454.45 |
| 106 | 11/1/2015 | 61,921.61 | 2,540.52 | - | 2,540.52 | 2,024.51 | 516.01 | 59,897.10 | 125,970.46 |
| 107 | 12/1/2015 | 59,897.10 | 2,540.52 | - | 2,540.52 | 2,041.38 | 499.14 | 57,855.73 | 126,469.61 |
| 108 | 1/1/2016 | 57,855.73 | 2,540.52 | - | 2,540.52 | 2,058.39 | 482.13 | 55,797.34 | 126,951.74 |
| 109 | 2/1/2016 | 55,797.34 | 2,540.52 | - | 2,540.52 | 2,075.54 | 464.98 | 53,721.79 | 127,416.71 |
| 110 | 3/1/2016 | 53,721.79 | 2,540.52 | - | 2,540.52 | 2,092.84 | 447.68 | 51,628.96 | 127,864.40 |
| 111 | 4/1/2016 | 51,628.96 | 2,540.52 | - | 2,540.52 | 2,110.28 | 430.24 | 49,518.68 | 128,294.64 |
| 112 | 5/1/2016 | 49,518.68 | 2,540.52 | - | 2,540.52 | 2,127.86 | 412.66 | 47,390.81 | 128,707.29 |
| 113 | 6/1/2016 | 47,390.81 | 2,540.52 | - | 2,540.52 | 2,145.60 | 394.92 | 45,245.22 | 129,102.22 |
| 114 | 7/1/2016 | 45,245.22 | 2,540.52 | - | 2,540.52 | 2,163.48 | 377.04 | 43,081.74 | 129,479.26 |
| 115 | 8/1/2016 | 43,081.74 | 2,540.52 | - | 2,540.52 | 2,181.51 | 359.01 | 40,900.23 | 129,838.27 |
| 116 | 9/1/2016 | 40,900.23 | 2,540.52 | - | 2,540.52 | 2,199.68 | 340.84 | 38,700.55 | 130,179.11 |
| 117 | 10/1/2016 | 38,700.55 | 2,540.52 | - | 2,540.52 | 2,218.02 | 322.50 | 36,482.53 | 130,501.61 |
| 118 | 11/1/2016 | 36,482.53 | 2,540.52 | - | 2,540.52 | 2,236.50 | 304.02 | 34,246.04 | 130,805.64 |
| 119 | 12/1/2016 | 34,246.04 | 2,540.52 | - | 2,540.52 | 2,255.14 | 285.38 | 31,990.90 | 131,091.02 |
| 120 | 1/1/2017 | 31,990.90 | 2,540.52 | - | 2,540.52 | 2,273.93 | 266.59 | 29,716.97 | 131,357.61 |
| 121 | 2/1/2017 | 29,716.97 | 2,540.52 | - | 2,540.52 | 2,292.88 | 247.64 | 27,424.09 | 131,605.25 |
| 122 | 3/1/2017 | 27,424.09 | 2,540.52 | - | 2,540.52 | 2,311.99 | 228.53 | 25,112.11 | 131,833.79 |
| 123 | 4/1/2017 | 25,112.11 | 2,540.52 | - | 2,540.52 | 2,331.25 | 209.27 | 22,780.85 | 132,043.05 |
| 124 | 5/1/2017 | 22,780.85 | 2,540.52 | - | 2,540.52 | 2,350.68 | 189.84 | 20,430.17 | 132,232.89 |
| 125 | 6/1/2017 | 20,430.17 | 2,540.52 | - | 2,540.52 | 2,370.27 | 170.25 | 18,059.91 | 132,403.15 |
| 126 | 7/1/2017 | 18,059.91 | 2,540.52 | - | 2,540.52 | 2,390.02 | 150.50 | 15,669.88 | 132,553.64 |
| 127 | 8/1/2017 | 15,669.88 | 2,540.52 | - | 2,540.52 | 2,409.94 | 130.58 | 13,259.95 | 132,684.23 |
| 128 | 9/1/2017 | 13,259.95 | 2,540.52 | - | 2,540.52 | 2,430.02 | 110.50 | 10,829.93 | 132,794.73 |
| 129 | 10/1/2017 | 10,829.93 | 2,540.52 | - | 2,540.52 | 2,450.27 | 90.25 | 8,379.66 | 132,884.98 |
| 130 | 11/1/2017 | 8,379.66 | 2,540.52 | - | 2,540.52 | 2,470.69 | 69.83 | 5,908.97 | 132,954.81 |
| 131 | 12/1/2017 | 5,908.97 | 2,540.52 | - | 2,540.52 | 2,491.28 | 49.24 | 3,417.69 | 133,004.05 |
| 132 | 1/1/2018 | 3,417.69 | 2,540.52 | - | 2,540.52 | 2,512.04 | 28.48 | 905.65 | 133,032.53 |
| 133 | 2/1/2018 | 905.65 | 2,540.52 | - | 905.65 | 898.10 | 7.55 | 0.00 | 133,040.08 |

***PROMISSORY NOTE***

$205,296.53 Date: March 07, 2005

For value received, the undersigned Trebor Industries, Inc. dba Brownies Third Lung (the "Borrower"), at 940 NW 1st Street, Fort Lauderdale, Florida 33311, promises to pay to the order of 940 Associates, Inc., (the "Lender"), at 936 NW 1st Street, Fort Lauderdale, Florida 33311, (or at such other place as the Lender may designate in writing) the sum of $205,296.53 with interest from March 01, 2005, on the unpaid principal at the rate of 10.00% per annum.

The unpaid principal and accrued interest shall be payable in monthly installments of $1,801.62, beginning on April 01, 2005, and continuing until March 01, 2035, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

If the principal and accrued interest are paid in full on or before April 01, 2007, the Borrower shall be entitled to a discount equal to 15.00% of the unpaid principal immediately prior to such payment.

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

2) the death of the Borrower or Lender;

3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

4) the application for the appointment of a receiver for the Borrower;

5) the making of a general assignment for the benefit of the Borrower's creditors;

6) the insolvency of the Borrower;

7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Florida.

Signed this 7th day of March, 2003, at ______________________________,
______________________________.

Borrower:
Trebor Industries, Inc. dba Brownies Third Lung

By: ______________________________
Robert M Carmichael